UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 2008


                              KL ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-145183
                            (Commission File Number)

                                   39-2052941
                        (IRS Employer Identification No.)

              Suite 150, 10161 Park Run Drive Las Vegas, NV, 89145 (Address of principal executive offices and Zip Code)

                                  702-835-6868
               Registrant's telephone number, including area code

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Effective at the opening for trading on August 4, 2008, our change of name from Revive-it Corp. to KL Energy Corporation became effective with the Over-the-Counter Bulletin Board under the stock symbol "KLEC".


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KL ENERGY CORPORATION


/s/ Ahmad Galal
---------------------------
Ahmad Galal
President

Date: August 5, 2008